Exhibit 10.6

Rabobank N.A.
Derivative Confirmations
Office Address	915 Highland Pointe Drive Suite 350, Roseville, CA 95678

Telephone	916 878 4601
Fax	916 772 0643

04 June 2012
TO: QAD ORTEGA HILL, LLC
ATTN: JOHN NEALE
100 INNOVATION PLACE
SANTA BARBARA, CA 93108
UNITED STATES

From: RABOBANK NA
Attn: RNA Derivative Confirmations
Fax: 760 344 7365
Re: Swap Our Ref. No. 12N00477-RNA / 981410

AMENDED CONFIRMATION OF A SWAP TRANSACTION
The purpose of this letter agreement is to set forth the terms and conditions of the swap transaction traded between RABOBANK NA, ROSEVILLE (''Rabobank'') and QAD ORTEGA HILL, LLC, SANTA BARBARA (''Counterparty'') on the trade date specified below (the ''Transaction''). This letter agreement constitutes a ''Confirmation'' as referred to in the Agreement specified below.

Notwithstanding anything to the contrary in the Agreement, the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the ''Definitions'') are incorporated into this Confirmation. To the extent that there is any inconsistency between those Definitions and Provisions and this Confirmation, this Confirmation will govern. For the purposes of the Definitions, all references to a ''Transaction'' in this Confirmation shall also be deemed to be references to a ''Swap Transaction''.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained in or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a ''Confirmation'') confirming transactions (each a ''Transaction'') entered into between us shall supplement, form part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and USD as the Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

Rabobank's recourse in the Transaction referred to in this Confirmation shall not be limited in any way unless specifically agreed to in writing by Rabobank to the contrary.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	09 May 2012
Effective Date:	01 June 2012
Termination Date:	01 June 2022
Notional Amount:	As set forth in the attached Notional Schedule

Calculation Agent:	Rabobank, unless otherwise specified in the Agreement.
Broker:	None

Floating Amounts:
Floating Rate Payer:	Rabobank
Floating Rate Payer Payment Date(s):
Commencing on 15 July 2012, and then every 1 month thereafter on the 15th day of the month to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Period End Date(s):	No adjustment applies
Floating Rate Option: Designated Maturity:	USD-LIBOR-BBA 1 month
Floating Rate for initial Calculation Period:	0.23875 percent (inclusive of Spread)
Floating Amount for initial Calculation Period:	USD 4,684.54
Spread:	None
Day Count Fraction:	Actual/360
Reset Date(s):	The first day of each relevant Calculation Period.
Compounding:	Inapplicable
Business Days:	New York, London

Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Payment Date(s):
Commencing on 15 July 2012, and then every 1 month thereafter on the 15th day of the month to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

Period End Date(s):	No adjustment applies
Fixed Rate:	2.06000 percent
Day Count Fraction:	Actual/360
Fixed Amount for initial Calculation Period:	USD 40,419.53
Business Days:	New York, London
Compounding:	Inapplicable

Early Termination:
Upon giving notice to the other party (which notice may be given orally, including by telephone), Rabobank has the right to terminate this Transaction as of the Optional Termination Date, whereupon a Termination Event will be deemed to have occurred in respect of this Transaction only as though the Optional Termination Date were an Early Termination Date and the other party was the sole Affected Party.

Any telephonic notice given under the terms of this provision shall be irrevocable and shall be confirmed in writing on the following Business Day.  Failure to provide written confirmation on such day shall not in any way affect or suspend the effectiveness of the oral notice.

For the purpose of this section, “Optional Termination Date” shall mean 15 June 2012, subject to adjustment according to the Modified Following Business Day Convention.

Other Provisions:
For the purposes of this Transaction, the provisions of Section 6(e)(ii) of the ISDA Form will apply and the following shall constitute an Additional Termination Event:  If the parties fail to negotiate, execute and deliver an agreement in the form of the ISDA Form with agreed Schedule thereto, on or before 30 calendar days after the Trade Date of this Transaction.  For the purposes of this Additional Termination Date, there is one Affected Party and Counterparty shall be the Affected Party and Market Quotation shall apply.

Additional Representations. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a re commendation to enter into that Transaction; it being understood that information and explanations relating to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for an adviser to it in respect of that Transaction.

Account Details:
Account for payments to Rabobank:
USD	RABOBANK NAT. ASSOCIATION-ROSEVILLE
ABA: 122238420
FBO: RABOBANK, N.A. CUSTOMER INTEREST RATE SWAP SETTLEMENT
A/C: 1900188
ADDRESS: 90 EAST THOUSAND OAKS BOULEVARD
THOUSAND OAKS, CALIFORNIA 91360

Account for payments to Counterparty:
USD	Please provide

Offices:
Rabobank	The Office of Rabobank for this Transaction is ROSEVILLE; and
Counterparty	The Office of QAD Ortega Hill, LLC, for this Transaction is SANTA BARBARA.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it by fax to 916 772 0643 to the attention of Derivative Confirmations.
If you have any queries with this Confirmation please do not hesitate to contact us on the telephone number shown on the front page of this Confirmation.
We are very pleased to have executed this Transaction with you.

RABOBANK NA, ROSEVILLE

By: /s/ Brett Hamilton___________
Name: Brett Hamilton
Title: VP – Regional Credit Officer

By:_________________________
Name:
Title:

Confirmed as of the date first written above:

QAD ORTEGA HILL, LLC, SANTA BARBARA

By: /s/ John Neale_________________________
Name: John Neale
Title:  Manager

By:/s/ Kara Bellamy_________________________
Name: Kara Bellamy
Title:  Manager

NOTIONAL AMOUNT SCHEDULE:
The Notional Amount is variable and will be determined in accordance with the following Notional Amount Schedule:
Notional Amount Schedule:

Period Start Dates	Period End Dates	Notional Amount
01 June 2012	15 July 2012	USD 16,053,651.44
15 July 2012	15 August 2012	USD 16,023,235.30
15 August 2012	15 September 2012	USD 15,994,628.26
15 September 2012	15 October 2012	USD 15,965,915.04
15 October 2012	15 November 2012	USD 15,935,183.78
15 November 2012	15 December 2012	USD 15,906,249.94
15 December 2012	15 January 2013	USD 15,875,304.39
15 January 2013	15 February 2013	USD 15,846,148.32
15 February 2013	15 March 2013	USD 15,816,884.03
15 March 2013	15 April 2013	USD 15,781,830.24
15 April 2013	15 May 2013	USD 15,752,327.25
15 May 2013	15 June 2013	USD 15,720,828.85
15 June 2013	15 July 2013	USD 15,691,099.46
15 July 2013	15 August 2013	USD 15,659,381.16
15 August 2013	15 September 2013	USD 15,629,423.71
15 September 2013	15 October 2013	USD 15,599,355.07
15 October 2013	15 November 2013	USD 15,567,307.26
15 November 2013	15 December 2013	USD 15,537,008.08
15 December 2013	15 January 2014	USD 15,504,736.34
15 January 2014	15 February 2014	USD 15,474,204.94
15 February 2014	15 March 2014	USD 15,443,560.23
15 March 2014	15 April 2014	USD 15,407,254.97
15 April 2014	15 May 2014	USD 15,376,361.78
15 May 2014	15 June 2014	USD 15,343,513.05
15 June 2014	15 July 2014	USD 15,312,383.29
15 July 2014	15 August 2014	USD 15,279,304.76
15 August 2014	15 September 2014	USD 15,247,936.70
15 September 2014	15 October 2014	USD 15,216,452.22
15 October 2014	15 November 2014	USD 15,183,029.15
15 November 2014	15 December 2014	USD 15,151,303.77
15 December 2014	15 January 2015	USD 15,117,646.70
15 January 2015	15 February 2015	USD 15,085,678.66
15 February 2015	15 March 2015	USD 15,053,591.98
15 March 2015	15 April 2015	USD 15,015,979.46
15 April 2015	15 May 2015	USD 14,983,634.10
15 May 2015	15 June 2015	USD 14,949,374.82
15 June 2015	15 July 2015	USD 14,916,782.26
15 July 2015	15 August 2015	USD 14,882,282.87
15 August 2015	15 September 2015	USD 14,849,441.30
15 September 2015	15 October 2015	USD 14,816,477.85
15 October 2015	15 November 2015	USD 14,781,618.20
15 November 2015	15 December 2015	USD 14,748,403.03
15 December 2015	15 January 2016	USD 14,713,298.87
15 January 2016	15 February 2016	USD 14,679,830.15
15 February 2016	15 March 2016	USD 14,646,237.20
15 March 2016	15 April 2016	USD 14,609,012.62
15 April 2016	15 May 2016	USD 14,575,156.85
15 May 2016	15 June 2016	USD 14,539,430.45
15 June 2016	15 July 2016	USD 14,505,316.43
15 July 2016	15 August 2016	USD 14,469,339.19
15 August 2016	15 September 2016	USD 14,434,965.03
15 September 2016	15 October 2016	USD 14,400,463.29
15 October 2016	15 November 2016	USD 14,364,109.46
15 November 2016	15 December 2016	USD 14,329,344.75
15 December 2016	15 January 2017	USD 14,292,735.48
15 January 2017	15 February 2017	USD 14,257,705.87
15 February 2017	15 March 2017	USD 14,222,546.26
15 March 2017	15 April 2017	USD 14,182,147.90

15 April 2017	15 May 2017	USD 14,146,707.86
15 May 2017	15 June 2017	USD 14,109,442.62
15 June 2017	15 July 2017	USD 14,073,732.74
15 July 2017	15 August 2017	USD 14,036,205.40
15 August 2017	15 September 2017	USD 14,000,223.71
15 September 2017	15 October 2017	USD 13,964,108.48
15 October 2017	15 November 2017	USD 13,926,187.40
15 November 2017	15 December 2017	USD 13,889,797.40
15 December 2017	15 January 2018	USD 13,851,609.42
15 January 2018	15 February 2018	USD 13,814,942.63
15 February 2018	15 March 2018	USD 13,778,139.75
15 March 2018	15 April 2018	USD 13,736,251.63
15 April 2018	15 May 2018	USD 13,699,156.70
15 May 2018	15 June 2018	USD 13,660,284.00
15 June 2018	15 July 2018	USD 13,622,907.13
15 July 2018	15 August 2018	USD 13,583,760.57
15 August 2018	15 September 2018	USD 13,546,099.68
15 September 2018	15 October 2018	USD 13,508,299.02
15 October 2018	15 November 2018	USD 13,468,740.83
15 November 2018	15 December 2018	USD 13,430,653.06
15 December 2018	15 January 2019	USD 13,390,815.99
15 January 2019	15 February 2019	USD 13,352,439.01
15 February 2019	15 March 2019	USD 13,313,919.60
15 March 2019	15 April 2019	USD 13,270,475.32
15 April 2019	15 May 2019	USD 13,231,651.71
15 May 2019	15 June 2019	USD 13,191,099.89
15 June 2019	15 July 2019	USD 13,151,981.69
15 July 2019	15 August 2019	USD 13,111,143.72
15 August 2019	15 September 2019	USD 13,071,728.77
15 September 2019	15 October 2019	USD 13,032,167.54
15 October 2019	15 November 2019	USD 12,990,899.24
15 November 2019	15 December 2019	USD 12,951,038.01
15 December 2019	15 January 2020	USD 12,909,478.32
15 January 2020	15 February 2020	USD 12,869,314.91
15 February 2020	15 March 2020	USD 12,829,002.44
15 March 2020	15 April 2020	USD 12,785,468.52
15 April 2020	15 May 2020	USD 12,744,844.87
15 May 2020	15 June 2020	USD 12,702,544.60
15 June 2020	15 July 2020	USD 12,661,613.18
15 July 2020	15 August 2020	USD 12,619,013.97
15 August 2020	15 September 2020	USD 12,577,772.54
15 September 2020	15 October 2020	USD 12,536,378.04
15 October 2020	15 November 2020	USD 12,493,329.03
15 November 2020	15 December 2020	USD 12,451,621.13
15 December 2020	15 January 2021	USD 12,408,267.70
15 January 2021	15 February 2021	USD 12,366,244.10
15 February 2021	15 March 2021	USD 12,324,064.54
15 March 2021	15 April 2021	USD 12,277,302.04
15 April 2021	15 May 2021	USD 12,234,792.38
15 May 2021	15 June 2021	USD 12,190,660.18
15 June 2021	15 July 2021	USD 12,147,828.95
15 July 2021	15 August 2021	USD 12,103,384.40
15 August 2021	15 September 2021	USD 12,060,229.27
15 September 2021	15 October 2021	USD 12,016,913.97
15 October 2021	15 November 2021	USD 11,971,999.21
15 November 2021	15 December 2021	USD 11,928,356.46
15 December 2021	15 January 2022	USD 11,883,123.63
15 January 2022	15 February 2022	USD 11,839,151.02
15 February 2022	15 March 2022	USD 11,795,015.22
15 March 2022	15 April 2022	USD 11,746,479.23
15 April 2022	15 May 2022	USD 11,701,999.48
15 May 2022	01 June 2022	USD 11,655,953.65